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             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 16, 1994


                 RIGGS NATIONAL CORPORATION
_______________________________________________________________
     (Exact name of Registrant as specified in Charter)



         Delaware                  0-9756            52-1217953
____________________________    _____________   _______________________
(State or other jurisdiction     (Commission    (IRS Employer
    of incorporation)           File Number)    Identification Number)



   1503 Pennsylvania Avenue, N.W., Washington, D.C.  20005
____________________________________________________________
          (Address of principal executive offices)



 Registrant's telephone number, including area code: (202) 835-6000
                                                     ______________

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   Item 5.  OTHER EVENTS

   On September 15, 1994, Riggs National Corporation announced it has been notified by the Office of the Comptroller of the Currency (OCC) that the OCC has terminated the written agreement under which The Riggs
National Bank of Washington, D.C., has been operating since
May 14, 1993.




   Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

   The following exhibits are filed as part of this Form 8-K:

EXHIBIT NO.             DESCRIPTION

  99              Press release, dated September 15, 1994.




 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




 Date:    September 16, 1994                  /s/ John L. Davis
         ___________________              _______________________
                                                John L. Davis
                                           Chief Financial Officer
                                           (Principal Financial and
                                             Accounting Officer)

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                    INDEX TO EXHIBITS


EXHIBIT NO.                 DESCRIPTION

  99 Press release, issued September 15, 1994, relating to notification by the Office of the Comptroller of the Currency (OCC) that the OCC has terminated the written agreement with The Riggs National Bank of Washington, D.C.